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                                                                   EXHIBIT 10.20


                                                                     ROVAK, INC.

                    AMENDMENT TO AGREEMENT AND PLAN OF MERGER


       The undersigned SHAREHOLDERS, ROVAK, INC. ("ROVAK"), RI ACQUISITION CORPORATION ("RIA") and INFOCURE CORPORATION ("INFOCURE") have entered into an Agreement and Plan of Merger ("Agreement").

       WHEREAS, the parties wish to amend the Agreement.

       NOW, THEREFORE, in consideration of the mutual promises herein made and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

       1. Paragraph 2.8(a)(i) is amended by substituting "$100,000" for "$1,402,500".

       2. Paragraph 2.8(a)(ii)(1) is amended by substituting "2,705,000" for "1,402,500".

       3.     Paragraph 2.16 is modified as follows:

              (a) Subparagraphs (b), (c) and (d) are renumbered as subparagraphs (c), (d) and (e) respectfully.

              (b)    The following is added as subparagraph (b):

                     (b) The Aggregate Consideration shall be increased
              ("Additional Earn Out") based on the actual net operating profit (net income before interest and taxes) of Company or its successor for the twelve month period ended January 31, 1998, as follows:

                  Actual Net Operating Profit         Additional Shares of InfoCure
                  ---------------------------         -----------------------------

                  $500,000 to $549,999                            None

                  $550,000 to $750,000                Such number of
                                                      shares of Common
                                                      Stock equal to the
                                                      quotient of (i) the
                                                      product of 6.25
                                                      times the amount of
                                                      the actual net
                                                      operating profit in
                                                      excess of $550,000
                                                      but less than
                                                      $750,000 divided by
                                                      (ii) the price of a
                                                      share of Common
                                                      Stock pursuant to


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                                                      the Public Offering
                                                      ("Additional Shares")

       4. Except as herein specifically provided, the parties hereto reaffirm the terms and conditions of the Agreement.

       IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the ____ day of July 97.

                                     INFOCURE CORPORATION


                                     By:
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                                     Name:
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                                     Title:
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                                     RI ACQUISITION CORPORATION


                                     By:
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                                     Name:
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                                     ROVAK, INC.


                                     By:
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                                     Name:
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                                     Title:
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                                     SHAREHOLDERS:


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